SEPARATION AND DISTRIBUTION AGREEMENT

BY AND BETWEEN

GAMES, INC.

AND

LOTTERY CORPORATION

DATED AS OF DECEMBER 29, 2005

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

2

Section 1.1

Definitions

2

Section 1.2

General Interpretive Principles

8

ARTICLE II THE RECAPITALIZATION AND SEPARATION

8

Section 2.1

Recapitalization and Other Transactions

8

Section 2.2

Wood Loan

8

Section 2.3

The Separation and Related Transactions.

9

Section 2.4

Conditions Precedent to Consummation of the Recapitalization and the

Separation

13

ARTICLE III THE DISTRIBUTION

13

Section 3.1

Actions Prior to the Distribution

13

Section 3.2

The Distribution

14

Section 3.3

Conditions to Distribution

15

Section 3.4

Actions Following the Distribution

16

ARTICLE IV SURVIVAL AND INDEMNIFICATION

16

Section 4.1

Survival of Agreements

16

Section 4.2

Indemnification by Lottery

16

Section 4.3

Indemnification by Games

17

Section 4.4

Insurance.

18

Section 4.5

Procedures for Indemnification of Third-Party Claims.

18

Section 4.6

Additional Matters.

20

Section 4.7

Contribution

20

Section 4.8

Survival of Indemnities

20

Section 4.9

Remedies Cumulative

20

Section 4.10

Ancillary Agreements

21

ARTICLE V CERTAIN ADDITIONAL COVENANTS

21

Section 5.1

Consents for Business

21

Section 5.2

Additional Consents

21

Section 5.3

Further Assurances.

21

Section 5.4

Certain Business Matters.

22

ARTICLE VI ACCESS TO INFORMATION

23

Section 6.1

Agreement for Exchange of Information.

23

Section 6.2

Ownership of Information

24

Section 6.3

Compensation for Providing Information

24

Section 6.4

Record Retention

24

Section 6.5

Limitation of Liability

24

Section 6.6

Other Agreements Providing for Exchange of Information

25

Section 6.7

Production of Witnesses; Records; Cooperation.

25

Section 6.8

Confidentiality.

26

ARTICLE VII NO REPRESENTATION OR WARRANTY

27

Section 7.1

No Representations or Warranties

27

ARTICLE VIII TERMINATION

28

Section 8.1

Termination

28

Section 8.2

Effect of Termination

28

ARTICLE IX MISCELLANEOUS

28

Section 9.1

Complete Agreement; Representations.

28

Section 9.2

Costs and Expenses

28

Section 9.3

Governing Law

29

Section 9.4

Notices

29

Section 9.5

Amendment, Modification or Waiver.

29

Section 9.6

No Assignment; Binding Effect; No Third-Party Beneficiaries.

30

Section 9.7

Counterparts

30

Section 9.8

Negotiation

30

Section 9.9

Specific Performance

30

Section 9.10

Ohio Forum

31

Section 9.11

Interpretation; Conflict With Ancillary Agreements

31

Section 9.12

Severability

31

SEPARATION AND DISTRIBUTION AGREEMENT

This SEPARATION AND DISTRIBUTION AGREEMENT (this “Agreement”), dated as of  December 29, 2005, by and between Games, Inc., a Delaware corporation (“Games”), and Lottery Corporation, a Delaware corporation and a majority owned subsidiary of Games (“Lottery”, and, together with Games, each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Board of Directors of Games has determined that it is in the best interests of Games to separate the Lottery Business (as defined below) and the Games Business (as defined below) into two independent public companies (the “Separation”), on the terms and subject to the conditions set forth in this Agreement, in order to resolve issues related to the allocation of capital and management resources between the Lottery Business and the Games Business, and to give Lottery greater flexibility to manage, invest in, and expand the Lottery Business while ensuring that Games can focus its time and resources on the development of the Games Business;

WHEREAS, to further effect the Separation, Lottery intends to retain ownership and possession of all Lottery Assets (as defined below) and Games intends to retain ownership and possession of all Games Assets (as defined below);

WHEREAS, to further effect the Separation, Lottery intends to remain solely liable for all Lottery Liabilities (as defined below) and Games intends to remain solely liable for all Games Liabilities (as defined below);

WHEREAS, Games intends to distribute on a pro rata basis to holders of issued and outstanding shares of common stock, par value $.001 per share, of Games (“Games Common Stock”), other than shares of Games Common Stock held in the treasury of Games, all of the issued and outstanding shares of Lottery Common Stock, par value $.001 per share, (“Lottery Common Stock”) beneficially owned by Games, by means of a dividend of such Lottery Common Stock to such shareholders (the “Distribution”), on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, it is the intention of the Parties that, for United States federal income tax purposes, the Separation, and Distribution and the other transactions contemplated herein shall qualify as transactions that are generally tax-free within the meaning of Section 355 (and other related provisions) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, the Board of Directors of Games has (i) determined that the Separation, the Distribution and the other transactions contemplated by this Agreement and the Ancillary Agreements (as defined below) are in furtherance of and consistent with its business strategy and are in the best interests of Games and (ii) approved this Agreement and each of the Ancillary Agreements; and

WHEREAS, it is appropriate and desirable to set forth the principal corporate transactions required to effect the Separation, and the Distribution and certain other agreements that will govern certain matters relating to these transactions and the relationship of Games and Lottery and their respective Subsidiaries following the Distribution.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1

Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Action” means any claim, demand, action, cause of action, suit, countersuit, arbitration, litigation, inquiry, proceeding or investigation by or before any Governmental Authority or any arbitration or mediation tribunal or authority.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; provided, however, that for purposes of this Agreement, no member of either Group shall be deemed to be an Affiliate of any member of the other Group. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

“Agreement” has the meaning assigned to such term in the Preamble hereto.

“Amended and Restated Bylaws” means the Amended and Restated Bylaws of Lottery, with such changes as may be agreed to by the Parties.

“Amended and Restated Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of Lottery, with such changes as may be agreed to by the Parties.

“Ancillary Agreements” means the Transition Services Agreement and the Tax Allocation Agreement.

“Asset” means any right, property or asset, whether real, personal or mixed, tangible or intangible, of any kind, nature and description, whether accrued, contingent or otherwise, and wheresoever situated and whether or not carried or reflected, or required to be carried or reflected, on the books of any Person.

“Business” means the Lottery Business and/or the Games Business, as the context requires.

“Code” has the meaning assigned to such term in the Recitals hereto.

“Consents” means any consents, waivers, notices, reports or other filings to be made, or any registrations, licenses, permits, authorizations to be obtained from, or approvals from, or notification requirements to, any third parties, including any Governmental Authority.

“Delayed Transfer Asset and/or Liability” has the meaning assigned to such term in Section 2.3(b).

“Dispute Escalation Notice” has the meaning assigned to such term in Section 9.8.

“Distribution” has the meaning assigned to such term in the Recitals hereto.

“Distribution Agent” means Stock Trans, Inc., 44 West Lancaster Avenue, Ardmore, PA  19003.

“Distribution Agent Agreement” has the meaning assigned to such term in Section 3.1(b).

“Distribution Date” means the date on which the Distribution shall be effected, such date to be determined by, or under the authority of, the Board of Directors of Games in its sole and absolute discretion.

“Effective Time” means the time at which the Distribution occurs on the Distribution Date.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Exchange Act Registration Statement” means the Registration Statement on Form 10 of Lottery relating to the registration under the Exchange Act of Lottery Common Stock, including any amendments or supplements thereto.

“FIFO Basis” means, with respect to the payment of Unrelated Claims pursuant to the same Games insurance policy, the payment in full of each successful claim (regardless of whether Games or Lottery is the claimant) in the order in which such successful claim is approved by the insurance carrier, until the limit of the applicable Games insurance policy is met.

“Games” has the meaning assigned to such term in the Preamble hereto.

“Games Assets” means all Assets of the Games Group, other than the Lottery Assets.

“Games Business” means all businesses and operations of the Games Group, other than the Lottery Business.

“Games Common Stock” has the meaning assigned to such term in the Recitals hereto.

“Games Group” means Games and each of its Affiliates and Subsidiaries, and any corporation or entity that may become part of such Group from time to time, other than the Lottery Group.

“Games Indemnified Parties” has the meaning assigned to such term in Section 4.2.

“Games Liabilities” means those Liabilities of Games, other than the Lottery Liabilities.

“Governmental Authority” means any federal, state, local, foreign or international court, government, department, commission, board, bureau or agency, or any other regulatory, self-regulatory, administrative or governmental organization or authority.

“Group” means the Games Group and/or the Lottery Group, as the context requires.

“Indemnified Party” has the meaning assigned to such term in Section 4.3.

“Indemnifying Party” means Lottery, for any indemnification obligation arising under Section 4.2, and Games, for any indemnification obligation arising under Section 4.3.

“Information” means all information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including non-public financial information, studies, reports, records, books, accountants’ work papers, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other Software, marketing plans, customer data, communications by or to attorneys, memos and other materials prepared by attorneys and accountants or under their direction (including attorney work product), and other technical, financial, legal, employee or business information or data.

“Information Statement” means the information statement and any related documentation to be distributed to holders of Games Common Stock in connection with the Distribution, including any amendments or supplements thereto.

“Insurer” has the meaning assigned to such term in Section 5.5(d).

“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction, whether owned or held for use under license, whether registered or unregistered, including such rights in and to: (i) trademarks, trade dress, service marks, certification marks, logos, and trade names, and the goodwill associated with the foregoing (collectively, “Trademarks”); (ii) patents and patent applications, and any and all divisions, continuations, continuations-in-part, reissues, continuing patent applications, reexaminations, and extensions thereof, any counterparts claiming priority therefrom, utility models, patents of importation/confirmation, certificates of invention, certificates of registration, design registrations or patents and like rights (collectively, “Patents”); inventions, invention disclosures, discoveries and improvements, whether or not patentable; (iii) writings and other works of authorship (“Copyrights”); (iv) trade secrets (including, those trade secrets defined in the Uniform Trade Secrets Act and under corresponding foreign statutory Law and common law), Information, business, technical and know-how information, business processes, non-public information, proprietary information and confidential information and rights to limit the use or disclosure thereof by any Person (collectively, “Trade Secrets”); (v) software, including data files, source code, object code, application programming interfaces, databases and other software-related specifications and documentation (collectively, “Software”); (vi) domain names and uniform resource locators; (vii) moral rights; (viii) privacy and publicity rights; (ix) any and all technical information, Software, specifications, drawings, records, documentation, works of authorship or other creative works, ideas, knowledge, invention disclosures or other data, not including works subject to Copyright, Patent or Trademark protection (“Technology”); (x) advertising and promotional materials, whether or not copyrightable; and (xi) claims, causes of action and defenses relating to the enforcement of any of the foregoing; in each case, including any registrations of, applications to register, and renewals and extensions of, any of the foregoing with or by any Governmental Authority in any jurisdiction.

“Inter-Group Indebtedness” means any intercompany receivables, payables, accounts, advances, loans, guarantees, commitments and indebtedness for borrowed funds between a member of the Games Group and a member of the Lottery Group; provided, that “Inter-Group Indebtedness” shall not include any contingent Liabilities and accounts payable arising pursuant to the Ancillary Agreements, any agreements with respect to continuing transactions between Games and Lottery and any other agreements entered into in the ordinary course of business.

“Law” means any applicable foreign, federal, national, state, provincial or local law (including common law), statute, ordinance, rule, regulation, code or other requirement enacted, promulgated, issued or entered into, or act taken, by a Governmental Authority.

“Liabilities” means all debts, liabilities, obligations, responsibilities, response actions, Losses, damages (whether compensatory, punitive, consequential, treble or other), fines, penalties and sanctions, absolute or contingent, matured or unmatured, liquidated or unliquidated, foreseen or unforeseen, on- or off-balance sheet, joint, several or individual, asserted or unasserted, accrued or unaccrued, known or unknown, whenever arising, including those arising under or in connection with any Law, or other pronouncements of Governmental Authorities constituting an Action, order or consent decree of any Governmental Authority or any award of any arbitration tribunal, and those arising under any contract, guarantee, commitment or undertaking, whether sought to be imposed by a Governmental Authority, private party, or a Party, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, or otherwise, and including any costs, expenses, interest, attorneys’ fees, disbursements and expense of counsel, expert and consulting fees, fees of third party administrators, and costs related thereto or to the investigation or defense thereof.

“Loss” means any claim, demand, complaint, damages, loss, liability, cost or expense arising out of, relating to or in connection with any Action.

“Lottery” has the meaning assigned to such term in the Preamble hereto.

“Lottery Assets” means, without duplication:

(i)

all of the outstanding shares of all classes of capital stock of Lottery Subsidiaries owned (either of record or beneficially) by Lottery, as of the Effective Time;

(ii)

all of the Assets included on the unaudited interim consolidated balance sheet of Lottery, including the notes thereto, as of December 31, 2005 (the “Balance Sheet”) to the extent such Assets would have been included as

Assets on a consolidated balance sheet of Lottery, and the notes thereto, as of the Effective Time (were such balance sheet and notes to be prepared) on a basis consistent with the determination of Assets included on the Balance Sheet;

(iii)

all other Assets that are of a nature or type that would have resulted in such Assets being included as Assets on a consolidated balance sheet of Lottery, and the notes thereto, as of the Effective Time (were such balance sheet and notes to be prepared) on a basis consistent with the determination of Assets included on the Balance Sheet;

(iv)

the Assets expressly contributed, assigned, transferred, conveyed or delivered to Lottery pursuant to the Ancillary Agreements;

(v)

the contract rights, licenses, Trade Secrets, know-how, and any other rights and Intellectual Property, and any other rights, claims or properties (including any and all rights as an insured party under any Games insurance policy), in each case of Lottery and as of the Effective Time; and

(vi)

all other Assets that are held by Lottery and that are used or held primarily for use in or necessary to the operation of the Lottery Business.

“Lottery Business” means the business and operations conducted by the Lottery Group from time to time, whether prior to, at or after the Effective Time, including the business and operations conducted by the Lottery Group, as more fully described in the Information Statement.

“Lottery Common Stock” has the meaning assigned to such term in the Recitals hereto.

“Lottery Group” means Lottery and each of its Subsidiaries and Affiliates and any corporation or entity that may become part of such Group from time to time.

“Lottery Indemnified Parties” has the meaning assigned to such term in Section 4.3.

“Lottery Liabilities” means, without duplication:

(vii)

all outstanding Liabilities included on the Balance Sheet, to the extent such Liabilities would have been included on a consolidated balance sheet of Lottery, and the notes thereto, as of the Effective Time (were such balance sheet and notes to be prepared) on a basis consistent with the determination of Liabilities included on the Balance Sheet;

(viii)

all other Liabilities that are of a nature or type that would have resulted in such Liabilities being included as Liabilities on a consolidated balance sheet of Lottery, and the notes thereto, as of the Effective Time (were such balance sheet and notes to be prepared) on a basis consistent with the determination of Liabilities included on the Balance Sheet;

(ix)

all Liabilities expressly assumed by Lottery pursuant to the Ancillary Agreements; and

(x)

all Liabilities to the extent relating to, arising out of or resulting from actions, inactions, events, omissions, conditions, facts or circumstances occurring or existing prior to, at or after the Effective Time, in each case to the extent such Liabilities relate to, arise out of or result from any Lottery Asset or the Lottery Business.

“Mixed Account” has the meaning assigned to such term in Section 2.3(g)(ii).

“Mixed Contract” has the meaning assigned to such term in Section 2.3(g)(i).

“Parties” has the meaning assigned to such term in the Preamble hereto.

“Person” means any natural person, corporation, general or limited partnership, limited liability company or partnership, joint stock company, joint venture, association, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“Policies” has the meaning assigned to such term in Section 5.5(d).

“Recapitalization” has the meaning assigned to such term in Section 2.1(a).

“Record Date” means the date to be determined by the Board of Directors of Games as the record date for determining shareholders of Games entitled to receive shares of Lottery Common Stock pursuant to the Distribution.

“Reimbursable Expenses” means the costs and expenses incurred by Games or Lottery, as the case may be, that are set forth on Schedule 9.2 hereof.

“Reimbursing Party” has the meaning assigned to such term in Section 9.2.

“Related Claims” means a claim or claims against an Games insurance policy made by each of Games and/or its insured parties, on the one hand, or Lottery and/or its insured parties, on the other hand, filed in connection with Losses suffered by each of Games and Lottery arising out of the same underlying transaction, transactions, event or events.

“Release” has the meaning assigned to such term in Section 5.5(d).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Securities Act Registration Statement” means the registration statement on Form SB-2 (or other appropriate form) of Lottery relating to the registration under the Securities Act of Lottery Common Stock, including any amendments or supplements thereto.

“Separation” has the meaning assigned to such term in the Recitals hereto.

“Shared Employee” has the meaning assigned to such term in Section 2.3(h).

“SOX” means the Sarbanes-Oxley Act of 2002, as amended from time to time.

“Subsidiary” means, with respect to any Person, any other Person of which a Person (either alone or through or together with any other Subsidiary of such Person) owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Tax Allocation Agreement” means the tax allocation agreement to be entered into by and between Games and Lottery, substantially in the form attached hereto as Exhibit A, with such changes as may be agreed to by the Parties.

“Third-Party Claim” has the meaning assigned to such term in Section 4.5(a).

“Transition Services Agreement” means the transition services agreement to be entered into by and between Games and Lottery, substantially in the form attached hereto as Exhibit B, with such changes as may be agreed to by the Parties.

“Unrelated Claims” means a claim or claims against an Games insurance policy made by each of Games and/or its insured parties, on the one hand, or Lottery and/or its insured parties, on the other hand, filed in connection with Losses suffered by each of Games and Lottery arising out of unrelated and separate transactions or events.

Section 1.2

General Interpretive Principles.  Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires.  The words “hereof,” “herein,” “hereunder,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement, and references to Article, Section, paragraph, exhibit and schedule are references to the Articles, Sections, paragraphs, exhibits and schedules to this Agreement unless otherwise specified.  The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified.  Any reference to any federal, state, local or non-U.S. statute or Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.

ARTICLE II
THE RECAPITALIZATION AND SEPARATION

Section 2.1

Recapitalization and Other Transactions.  On or prior to the Distribution Date, and subject to satisfaction or waiver of the conditions set forth in Section 2.4, the Lottery Common Stock shall be recapitalized (the “Recapitalization”) such that the number of shares of Lottery Common Stock issued and outstanding and owned by Games immediately prior to the Effective Time shall be in an amount calculated on the basis of the following: one share of Lottery Common Stock shall equal four shares of Games Common Stock issued and outstanding immediately prior to the Distribution.

Section 2.2

Wood Loan.  On or prior to the Distribution Date, Games and Lottery shall cause their joint loan documentation with the lender, Frank E. Wood, to have been revised as necessary to permit the Distribution.

Section 2.3

The Separation and Related Transactions.

(a)

Immediate Separation Transactions.

(i)

The Parties acknowledge that the Separation, subject to the terms and conditions hereof and of the Ancillary Agreements, will result in (A) Lottery directly or indirectly operating the Lottery Group and the Lottery Business, continuing to own the Lottery Assets and retaining and continuing to be liable for the Lottery Liabilities and (B) Games directly or indirectly operating the Games Group and the Games Business, continuing to own the Games Assets and retaining and continuing to be liable for the Games Liabilities.

(ii)

Pursuant to the Separation, Lottery, or a member of the Lottery Group, shall remain and be the sole owner, and shall have exclusive right, title and interest in and to, all Lottery Assets. Concurrently therewith, Lottery shall remain solely liable for and shall faithfully perform, fulfill and discharge fully in due course all of the Lottery Liabilities in accordance with their respective terms. Pursuant to the Separation, Games, or a member of the Games Group, shall remain the sole owner, and shall have exclusive right, title and interest in and to, all Games Assets. Concurrently therewith, Games shall remain and be solely liable for and shall faithfully perform, fulfill and discharge fully in due course all of the Games Liabilities in accordance with their respective terms. From and after the Effective Time, Lottery or a member of the Lottery Group shall be solely responsible for all Lottery Liabilities and Games or a member of the Games Group shall be solely responsible for all Games Liabilities, regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to, on or subsequent to the Distribution Date, regardless of where or against whom such Liabilities are asserted or determined (including any Liabilities arising out of claims made by Games’ or Lottery’s respective directors, officers, employees, agents, Subsidiaries or Affiliates against any member of the Games Group or the Lottery Group, as the case may be) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the Games Group or the Lottery Group or any of their respective directors, officers, employees, agents, Subsidiaries or Affiliates, as the case may be. Notwithstanding anything herein to the contrary, this Section 2.3(a)(ii) shall not apply to any Assets or Liabilities contributed, assigned, transferred, conveyed, delivered and/or assumed under any Ancillary Agreement, which shall be governed by the terms thereof.

(iii)

Subject to any Ancillary Agreement and to the extent that prior to the Effective Time, (A) Games owns or is in possession of any Lottery Asset or Lottery owns or is in possession of any Games Asset or (B) Games is liable to any third party for any Lottery Liability or Lottery is liable to any third party for any Games Liability, Games and Lottery shall, and shall cause the respective members of their Groups to, cooperate and use their respective reasonable best efforts to obtain the necessary Consents to, and shall, contribute, assign, transfer, convey and/or deliver any Games Asset or Lottery Asset, as the case may be, and/or assume any Games Liability or Lottery Liability, as the case may be, such that, on or prior to the Effective Time, Lottery or a member of the Lottery Group owns and is in possession of the Lottery Assets and is solely liable for the Lottery Liabilities and Games or a member of the Games Group owns and is in possession of the Games Assets and is solely liable for the Games Liabilities.

(b)

Delayed Transfer of Assets and/or Liabilities.  To the extent that any assignment, transfer, conveyance, delivery or assumption required pursuant to Section 2.3 shall not have been consummated as of the Effective Time, whether by its terms or by operation of Law (any such Asset and/or Liability, a “Delayed Transfer Asset and/or Liability”) and subject to any Ancillary Agreement: (i) Games and Lottery thereafter shall, and shall cause the members of their respective Groups to, use reasonable best efforts and cooperate to effect such assignment, transfer, conveyance, delivery or assumption as promptly following the Effective Time as shall be practicable; (ii) Games shall thereafter, with respect to any such Lottery Asset, use reasonable best efforts, with the costs of Games related thereto to be promptly reimbursed by Lottery, to hold such Lottery Asset in trust for the use and benefit of Lottery and, with respect to any such Lottery Liability, retain such Lottery Liability for the account of Lottery; and (iii) Lottery shall thereafter, with respect to any such Games Asset, use reasonable best efforts, with the costs of Lottery related thereto to be promptly reimbursed by Games, to hold such Games Asset in trust for the use and benefit of Games and, with respect to any such Games Liability, to retain such Games Liability for the account of Games, in each case in order to place each Party, insofar as is reasonably possible, in the same position as would have existed had such Delayed Transfer Asset and/or Liability been contributed, assigned, transferred, conveyed, delivered or assumed as contemplated hereby (it being understood that neither Games (with respect to any Lottery Asset or Lottery Liability) nor Lottery (with respect to any Games Asset or Games Liability) shall be required to take any action pursuant to this clause that would, or could reasonably be expected to, result in any financial obligation to it or any restriction on its business or operations, except as may be required in any Ancillary Agreement. To the extent that Lottery is provided the use or benefit of any Lottery Asset or has any Lottery Liability held for its account pursuant to this Section 2.3(b), Lottery shall perform, for the benefit of Games and any third Person, the obligations of Games thereunder or in connection therewith, or as may be directed by Games and if Lottery shall fail to perform to the extent required herein, Lottery shall hold Games harmless and indemnify Games therefor. To the extent that Games is provided the use or benefit of any Games Asset or has any Games Liability held for its account pursuant to this Section 2.3(b), Games shall perform, for the benefit of Lottery and any third Person, the obligations of Lottery thereunder or in connection therewith, or as may be directed by Lottery and if Games shall fail to perform to the extent required herein, Games shall hold Lottery harmless and indemnify Lottery therefor. Each Party shall, and/or shall cause members of its Group to, as and when any such Delayed Transfer Asset and/or Liability becomes contributable, assignable, transferable, conveyable, deliverable or assumable by such Party, effect such assignment, transfer, conveyance, delivery or assumption, as applicable, as promptly as practicable thereafter.

(c)

Assignment of Certain Agreements.  Subject to the Ancillary Agreements and to Section 2.3(g) hereof, (i) Games shall assign to Lottery all of its right, title and interest under the agreements comprising Lottery Assets, as set forth on Schedule 2.3(c)(i) attached hereto, and (ii) Lottery shall assign to Games all of its right, title and interest under the agreements comprising Games Assets, as set forth on Schedule 2.3(c)(ii) attached hereto, and each Party shall execute and deliver any and all instruments of substitution and such other instruments or agreements as shall be necessary in connection with the discharge of the other Party from its respective obligations with respect to such agreements.

(d)

Inter-Group Indebtedness.  The Parties shall use their reasonable best efforts to settle all amounts payable in connection with any Inter-Group Indebtedness on or prior to the Distribution Date, but to the extent they are unable to do so, any such Inter-Group Indebtedness shall remain outstanding.

(e)

Guarantee Obligations.

(i)

Games and Lottery shall cooperate, and shall use their best efforts to cause their respective Groups to cooperate, to terminate, or to cause a member of the Games Group to be substituted in all respects for any member of the Lottery Group in respect of, all obligations of such member of the Lottery Group under any Games Liability for which such member of the Lottery Group may be liable, as guarantor, original tenant, primary obligor or otherwise. If such termination or substitution is not effected by the Distribution Date, (A) Games shall indemnify and hold harmless the Lottery Indemnified Party for any Liability arising from or relating thereto and (B) without the prior written consent of Lottery, from and after the Distribution Date, Games shall not, and shall not permit any member of the Games Group or any of its Affiliates to, amend, renew or extend the term of, increase its obligations under, or transfer to a third Person, any loan, lease, contract or other obligation for which any member of the Lottery Group is or may be liable, unless all obligations of the Lottery Group with respect thereto are thereupon terminated by documentation reasonably satisfactory in form and substance to Lottery; provided, that the limitations in clause (B) shall not apply in the event that a member of the Games Group obtains a letter of credit from a financial institution reasonably acceptable to Lottery and for the benefit of any member of the Lottery Group with respect to such obligation of the Lottery Group.

(ii)

Games and Lottery shall cooperate, and shall use their best efforts to cause their respective Groups to cooperate, to terminate, or to cause a member of the Lottery Group to be substituted in all respects for any member of the Games Group in respect of, all obligations of such member of the Games Group under any Lottery Liability for which such member of the Games Group may be liable, as guarantor, original tenant, primary obligor or otherwise. If such termination or substitution is not effected by the Distribution Date, (A) Lottery shall indemnify and hold harmless the Games Indemnified Party for any Liability arising from or relating thereto and (B) without the prior written consent of Games, from and after the Distribution Date, Lottery shall not, and shall not permit any member of the Lottery Group to, amend, renew or extend the term of, increase its obligations under, or transfer to a third Person, any loan, lease, contract or other obligation for which any member of the Games Group is or may be liable, unless all obligations of the Games Group with respect thereto are thereupon terminated by documentation reasonably satisfactory in form and substance to Games; provided, that the limitations in clause (B) shall not apply in the event that a member of the Lottery Group obtains a letter of credit from a financial institution reasonably acceptable to Games and for the benefit of any member of the Games Group with respect to such obligation of the Games Group.

(f)

Mixed Contracts; Mixed Accounts.

(i)

Unless the Parties agree otherwise, any agreement to which any member of the Games Group or the Lottery Group is a party prior to the Effective Time that inures to the benefit or burden of both of the Games Business and the Lottery Business (a “Mixed Contract”) shall be assigned in part to Lottery or one of its Subsidiaries, and/or to Games or one of its Subsidiaries, as the case may be, if so assignable, prior to or as of the Effective Time, such that each Party or its respective Subsidiaries shall be entitled to the rights and benefits thereof and shall assume the related portion of any obligations thereunder and any Liabilities inuring to their respective Businesses; provided, however, that in no event shall either Party be required to assign any Mixed Contract in its entirety. If any Mixed Contract cannot be so partially assigned, Games and Lottery shall, and shall cause each of their respective Subsidiaries to, take such other reasonable and permissible actions to cause: (A) the Assets associated with that portion of each Mixed Contract that relates to the Lottery Business to be enjoyed by Lottery or an Lottery Subsidiary; (B) the Liabilities associated with that portion of each Mixed Contract that relates to the Lottery Business to be borne by Lottery or an Lottery Subsidiary; (C) the Assets associated with that portion of each Mixed Contract that relates to the Games Business to be enjoyed by Games or an Games Subsidiary; and (D) the Liabilities associated with that portion of each Mixed Contract that relates to the Games Business to be borne by Games or an Games Subsidiary.

(ii)

Except as may otherwise be agreed by the Parties, neither Party shall seek to assign any accounts receivable or accounts payable relating to both the Games Business and the Lottery Business (“Mixed Accounts”). Games and Lottery shall, and shall cause each of their respective Subsidiaries to, take such other reasonable and permissible actions to cause: (A) the Assets associated with that portion of each Mixed Account that relates to the Games Business to be enjoyed solely by Games or an Games Subsidiary; (B) the Liabilities associated with that portion of each Mixed Account that relates to the Games Business to be borne solely by Games or an Games Subsidiary; (C) the Assets associated with that portion of each Mixed Account that relates to the Lottery Business to be enjoyed solely by Lottery or an Lottery Subsidiary; and (D) the Liabilities associated with that portion of each Mixed Account that relates to the Lottery Business to be borne solely by Lottery or an Lottery Subsidiary.

(iii)

Nothing in this Section 2.3(g) shall require any member of either Group to make any payment, incur any obligation or grant any concession to any third party in order to effect any transaction contemplated by this Section 2.3(g).

(g)

Shared Employees. Immediately prior to the Distribution Date, (i) each Person who is an officer, director or employee of any member of the Lottery Group and an officer, director or employee of any member of the Games Group (a “Shared Employee”) and who is to continue as an officer, director or employee of any member of the Lottery Group after the Distribution Date shall resign, effective at or prior to the Effective Time, from each of such Person’s positions with each member of the Games Group and (ii) each such Shared Employee who is to continue as an officer, director or employee of any member of the Games Group after the Distribution Date shall resign, effective at or prior to the Effective Time, from each of such Person’s positions with each member of the Lottery Group.

Section 2.4

Conditions Precedent to Consummation of the Recapitalization and the Separation.  The obligations of the Parties to consummate each of the Recapitalization and the Separation is subject to the prior or simultaneous satisfaction, or waiver by Games in its sole and absolute discretion, of each of the following conditions:

(a)

final approval of the Recapitalization and the Separation shall have been given by the Board of Directors of Games in its sole and absolute discretion; and

(b)

each of the conditions precedent to the consummation of the Distribution set forth in Section 3.3 hereof (other than Section 3.3(j)) shall have been satisfied or waived by Games in its sole and absolute discretion.

Each of the foregoing conditions is for the benefit of Games and Games may, in its sole and absolute discretion, determine whether to waive any such condition. Any determination made by Games prior to the Recapitalization or the Separation concerning the satisfaction or waiver of any or all of the conditions set forth in this Section 2.4 shall be conclusive and binding on the Parties.

ARTICLE III
THE DISTRIBUTION

Section 3.1

Actions Prior to the Distribution.  Subject to the satisfaction or waiver of the conditions set forth in Section 3.3, the actions set forth in this Section 3.1 shall be taken prior to the Distribution Date.

(a)

The Board of Directors of Games shall establish the Distribution Date and any appropriate procedures in connection with the Distribution.

(b)

Games shall enter into a distribution agreement with the Distribution Agent (the “Distribution Agent Agreement”) providing for, among other things, (i) the payment of the Distribution to the holders of Games Common Stock in accordance with this Article III and the Distribution Agent Agreement, and (ii) the designation of Lottery as a third-party beneficiary.

(c)

Games and Lottery shall deliver to the Distribution Agent (i) share certificates representing (or book-entry transfer authorizations for) all of the outstanding shares of Lottery Common Stock to be distributed in connection with the payment of the Distribution and (ii) all information required to complete the Distribution on the basis set forth herein and under the Distribution Agent Agreement. Following the Distribution Date, upon the request of the Distribution Agent, Lottery shall provide to the Distribution Agent all certificates for shares (or book-entry transfer authorizations) of Lottery Common Stock that the Distribution Agent shall require in order to further effect the Distribution.

(d)

Each of Games and Lottery shall execute and deliver to the other Party, or cause the appropriate members of its Group to execute and deliver to the other Party, each of the Ancillary Agreements and any other document necessary to effect the transactions contemplated by this Agreement.

(e)

Games will establish the Record Date and, to the extent possible, give not less than ten days’ advance notice of the Record Date in compliance with Rule 10b-17 under the Exchange Act.

(f)

Each Party shall cooperate with the other Party to accomplish the Distribution and shall take any and all actions necessary or desirable to effect the Distribution.

(g)

The Parties will take all actions and make all filings, as Games, in consultation with Lottery but ultimately in its sole and absolute discretion, determines is necessary or appropriate, to cause the transfer or issuance of all material Consents in order for Games and Lottery to operate their respective Businesses independently of each other in the manner contemplated hereunder and under the Ancillary Agreements. Lottery will prepare, file and use reasonable best efforts to make effective an application for trading of the Lottery Common Stock on the Nasdaq Bulletin Board System, subject to official notice of issuance.

(h)

Games shall, in its sole discretion, determine (i) whether to proceed with all or part of the Distribution, (ii) the Distribution Date, (iii) the timing and conditions to the Distribution and (iv) the terms thereof. Games may, at any time and from time to time, change the terms of the Distribution, including by delaying or accelerating the timing of the Distribution. Games shall use good faith efforts to provide notice to Lottery of any such change. Games shall select the outside financial advisors, outside counsel, agents and the financial printer employed in connection with the transactions hereunder in its sole and absolute discretion.

(i)

Games and Lottery shall take all actions necessary so that the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws shall be in effect at or prior to the Effective Time.

(j)

Games and Lottery shall take all such actions as Games, in consultation with Lottery but ultimately in its sole and absolute discretion, determines is necessary or appropriate under applicable federal or state securities or blue sky laws of the United States (and any comparable laws under any foreign jurisdiction) in connection with the Distribution.

Section 3.2

The Distribution.  Subject to the satisfaction or waiver of the conditions set forth in Section 3.3, the actions set forth in this Section 3.2 shall be taken on the Distribution Date.

(a)

Games shall effect the Distribution by causing all of the issued and outstanding shares of Lottery Common Stock beneficially owned by Games to be distributed to record holders of shares of Games Common Stock as of the Record Date, other than with respect to shares of Games Common Stock held in the treasury of Games, by means of a pro rata dividend of such Lottery Common Stock to holders of shares of Games Common Stock, on the terms and subject to the conditions set forth in this Agreement.

(b)

Each record holder of Games Common Stock on the Record Date (or such holder’s designated transferee or transferees), other than in respect of shares of Games Common Stock held in the treasury of Games, will be entitled to receive in the Distribution, one share of Lottery Common Stock with respect to every four shares of Games Common Stock held by such record holder on the Record Date. Games shall direct the Distribution Agent to distribute on the Distribution Date or as soon as reasonably practicable thereafter the appropriate number of shares of Lottery Common Stock to each such record holder or designated transferee(s) of such holder of record.  Fractional shares shall not be issued pursuant to the Distribution.  Instead, all otherwise fractional share amounts shall be rounded up to the nearest whole share.

(c)

Any Lottery Common Stock with respect to Lottery Common Stock that remains unclaimed by any holder of record 180 days after the Distribution Date shall be delivered to Lottery. Lottery shall hold such Lottery Common Stock for the account of such holder of record and any such holder of record shall look only to Lottery for such Lottery Common Stock, subject in each case to applicable escheat or other abandoned property laws.

Section 3.3

Conditions to Distribution.  The obligation of Games to consummate the Distribution is subject to the prior or simultaneous satisfaction, or waiver by Games, in its sole and absolute discretion, of each of the following conditions:

(a)

final approval of the Distribution shall have been given by the Board of Directors of Games, and the Board of Directors of Games shall have declared the dividend of Lottery Common Stock, each such action in its sole and absolute discretion;

(b)

no order, injunction or decree issued by any Governmental Authority or other legal restraint or prohibition preventing the consummation of the Separation or the Distribution or any of the other transactions contemplated by this Agreement or any Ancillary Agreement shall have been threatened or be in effect;

(c)

the Distribution will not violate or result in a breach of Law or any material agreement;

(d)

all Consents required in connection with the transactions contemplated hereby shall have been received and be in full force and effect;

(e)

the Separation and Recapitalization shall have been consummated in accordance with this Agreement;

(f)

the Ancillary Agreements shall have been duly executed and delivered and such agreements shall be in full force and effect and the parties thereto shall have performed or complied with all of their respective covenants, obligations and agreements contained herein and therein and as required to be performed or complied with prior to the Effective Time; and

(g)

the Board of Directors of Games shall have not determined that any event or development shall have occurred or exists that makes it inadvisable to effect the Distribution.

Each of the foregoing conditions is for the sole benefit of Games and Games may, in its sole and absolute discretion, determine whether to waive any such condition. Any determination made by Games, in its sole and absolute discretion, prior to the Distribution concerning the satisfaction or waiver of any or all of the conditions set forth in this Section 3.3 shall be conclusive and binding on the Parties. Each Party will use good faith efforts to keep the other Party apprised of its efforts with respect to, and the status of, each of the foregoing conditions.

Section 3.4

Actions Following the Distribution.  The following actions shall be taken as soon as practicable after the Distribution Date.

(a)

Games and Lottery shall use reasonable best efforts to (i) cooperate with each other with respect to the preparation of the Exchange Act Registration Statement and the Information Statement, (ii) cause the Registration Statement to become effective under the Exchange Act and to keep the Registration Statement effective until the Effective Time, and (iii) mail, promptly after effectiveness of the Registration Statement and on or promptly after the Record Date, and in any event prior to the Distribution Date, to the holders of Games Common Stock as of the Record Date, the Information Statement.

(b)

Lottery shall use reasonable best efforts to (i) prepare the Securities Act Registration Statement, (ii) cause it to become effective under the Securities Act, and (iii) to maintain its effectiveness as long as may reasonably be necessary to provide for public resales of Lottery Common Stock by the holders thereof.

(c)

Games shall use its best efforts to obtain a tax opinion from an accounting or law firm, in form and substance satisfactory to Games, to the effect that the transactions contemplated hereunder will qualify as transactions that are generally tax free under Sections 355, 361, and 368 of the Code, and the private letter ruling issued to Games by the Internal Revenue Service regarding the tax free status of the transactions contemplated hereunder shall not have been revoked or materially amended;

ARTICLE IV
SURVIVAL AND INDEMNIFICATION

Section 4.1

Survival of Agreements.  All covenants and agreements of the Parties contained in this Agreement shall survive each of the Separation and the Distribution.

Section 4.2

Indemnification by Lottery.  Lottery shall indemnify, defend, release and hold harmless Games, each member of the Games Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “Games Indemnified Parties”), from and against any and all Losses or Liabilities of the Games Indemnified Parties relating to, arising out of or resulting from any of the following items regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud, misrepresentation or otherwise (without duplication):

(a)

the failure of Lottery or any other member of the Lottery Group or any other Person to pay, perform or otherwise promptly discharge any Lottery Liability or any contract, agreement or arrangement included in the Lottery Assets in accordance with their respective terms, whether arising prior to, on or after the Distribution Date;

(b)

any Lottery Liability, any Lottery Asset or the Lottery Business (subject to Section 4.3(g)), whether arising prior to, on or after the Distribution Date;

(c)

any breach by Lottery or any member of the Lottery Group of this Agreement;

(d)

except to the extent set forth in Section 4.3(f), any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in the Registration Statement or the Information Statement or in any registration statement filed by Lottery (or related prospectus);

(e)

the failure by Lottery to substitute a member of the Lottery Group for any member of the Games Group as guarantor or primary obligor for any Lottery Agreement or Lottery Liability according to the terms and conditions of Section 2.3(f)(ii); and

(f)

the failure by Lottery to perform in connection with any Delayed Transfer Asset and/or Liability held by Games for Lottery’s benefit pursuant to Section 2.3(b).

Section 4.3

Indemnification by Games.  Games shall indemnify, defend, release and hold harmless Lottery, each member of the Lottery Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “Lottery Indemnified Parties,” and, together with Games Indemnified Parties, the “Indemnified Parties”), from and against any and all Losses or Liabilities of the Lottery Indemnified Parties relating to, arising out of or resulting from any of the following items regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud, misrepresentation or otherwise (without duplication):

(a)

the failure of Games or any other member of the Games Group or any other Person to pay, perform or otherwise promptly discharge any Games Liability or any contract, agreement or arrangement included in the Games Assets in accordance with their respective terms, whether arising prior to, on or after the Distribution Date;

(b)

any Games Liability, Games Asset or the Games Business, whether arising prior to, on or after the Distribution Date;

(c)

any breach by Games or any member of the Games Group of this Agreement;

(d)

the failure by Games to substitute a member of the Games Group for any member of the Lottery Group as guarantor or primary obligor for any Games agreement or Games Liability, according to the terms and conditions of Section 2.3(f)(i);

(e)

the failure by Games to perform in connection with any Delayed Transfer Asset and/or Liability held by Lottery for Games’ benefit pursuant to Section 2.3(b);

(f)

any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to the information contained in the Registration Statement or the Information Statement that is set forth on Schedule 4.3(f); and

(g)

to the extent arising from certain matters to be specifically identified by the Parties, subject to such terms and conditions as shall be agreed to by the Parties.

Section 4.4

Insurance.

(a)

Each of Games and Lottery shall use its respective reasonable best efforts to collect any proceeds under its respective available and applicable third party insurance policies (not reinsured by captive insurance Subsidiaries of Games or Lottery, as applicable) to which it or any of its Subsidiaries is entitled prior to seeking indemnification or contribution under this Agreement, where allowed; provided, however, that any such actions by an Indemnified Party will not relieve the Indemnifying Party of any of its obligations under this Agreement, including the Indemnifying Party’s obligation to pay directly or reimburse the Indemnified Party for costs and expenses actually incurred by the Indemnified Party.

(b)

The amount of any Loss subject to indemnification or contribution pursuant to this Agreement will be reduced by any amounts actually recovered (including insurance proceeds or other amounts actually recovered under insurance policies, net of any out-of-pocket costs or expenses incurred in the collection thereof), whether retroactively or prospectively, by the Indemnified Party from any third Person with respect to such Loss. If any Indemnified Party recovers an amount from a third Person in respect of any Loss for which indemnification is provided in this Agreement after the full amount of such indemnifiable Loss has been paid by an Indemnifying Party or after an Indemnifying Party has made a payment of such indemnifiable Loss and the amount received from the third Person exceeds the remaining unpaid balance of such indemnifiable Loss, then the Indemnified Party will promptly remit to the Indemnifying Party the excess (if any) of (i) the sum of the amount previously paid by such Indemnifying Party in respect of such indemnifiable Loss plus the amount received by such Indemnified Party from such third Person in respect of such indemnifiable Loss (after deducting any costs and expenses that have not yet been paid or reimbursed by the Indemnifying Party), minus (ii) the full amount of such indemnifiable Loss. An insurer or other third Person who would otherwise be obligated to pay any Loss shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification and contribution provisions hereof, have any subrogation rights with respect thereto, it being understood and agreed that no insurer or any third Person shall be entitled to a “windfall” (i.e., a benefit it would not be entitled to receive in the absence of the indemnification and contribution provisions) by virtue of the indemnification and contribution provisions hereof.

Section 4.5

Procedures for Indemnification of Third-Party Claims.

(a)

If an Indemnified Party shall receive notice or otherwise learn of the assertion by any Person who is not a member of the Games Group or the Lottery Group of any claim, or of the commencement by any such Person of any Action, with respect to which an Indemnifying Party may be obligated to provide indemnification to such Indemnified Party pursuant to Section 4.2 or Section 4.3, or any other Section of this Agreement or any Ancillary Agreement (collectively, a “Third-Party Claim”), such Indemnified Party shall give such Indemnifying Party written notice thereof within 30 days after such Indemnified Party received notice of such Third-Party Claim. Any such notice shall describe the Third-Party Claim in reasonable detail, including, if known, the amount of the Liability for which indemnification may be available. Notwithstanding the foregoing, the failure of any Indemnified Party or other Person to give notice as provided in this Section 4.5(a) shall not relieve the related Indemnifying Party of its obligations under this Article IV, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice.

(b)

An Indemnifying Party may elect (but is not required) to assume the defense of and defend, at such Indemnifying Party’s own expense and by such Indemnifying Party’s own counsel, any Third-Party Claim. Within 30 days after the receipt of notice from an Indemnified Party in accordance with Section 4.5(a) (or sooner, if the nature of such Third-Party Claim so requires), the Indemnifying Party shall notify the Indemnified Party of its election whether the Indemnifying Party will assume responsibility for defending such Third-Party Claim, which election shall specify any reservations or exceptions. If, in such notice, the Indemnifying Party elects to assume the defense of a Third-Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel shall be the expense solely of such Indemnified Party.

(c)

If, in such notice, an Indemnifying Party elects not to assume responsibility for defending a Third-Party Claim, or fails to notify an Indemnified Party of its election as provided in Section 4.5(b), such Indemnified Party may defend such Third-Party Claim at the cost and expense of the Indemnifying Party; provided, that in the event of any such failure to notify, the Indemnifying Party may thereafter assume the defense of such Third-Party Claim upon notice to the Indemnified Party (but the cost and expense of such Indemnified Party in defending such Third-Party Claim incurred from the last day of the notice period under Section 4.5(b) until such date as the Indemnifying Party shall assume the defense of such Third-Party Claim shall be paid by the Indemnifying Party).

(d)

Unless the Indemnifying Party has failed to assume the defense of the Third-Party Claim in accordance with the terms of this Agreement, no Indemnified Party may settle or compromise any Third-Party Claim without the consent of the Indemnifying Party.

(e)

The Indemnifying Party shall have the right to compromise or settle a Third-Party Claim the defense of which it shall have assumed pursuant to Section 4.5(b) or Section 4.5(c) and any such settlement or compromise made or caused to be made of a Third-Party Claim in accordance with this Article IV shall be binding on the Indemnified Party, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise. Notwithstanding the foregoing sentence, the Indemnifying Party shall not have the right to admit culpability on behalf of the Indemnified Party and shall not compromise or settle a Third-Party Claim unless the compromise or settlement includes, as a part thereof, an unconditional release of the Indemnified Party from Liability with respect to such Third-Party Claim and does not require the Indemnified Party to make any payment that is not fully indemnified under this Agreement or to be subject to any non-monetary remedy, in each case without the express prior consent of the Indemnified Party (not to be unreasonably withheld or delayed).

(f)

The provisions of Section 4.2 through Section 4.7 shall not apply to matters that are governed by the Tax Allocation Agreement.

Section 4.6

Additional Matters.

(a)

Any claim with respect to a Liability that does not result from a Third-Party Claim shall be asserted by written notice given by the Indemnified Party to the related Indemnifying Party. Such Indemnifying Party shall have a period of 30 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond in writing within such 30-day period, such Indemnifying Party shall be deemed to have agreed to accept responsibility to make payment. If such Indemnifying Party does not respond within such 30-day period or rejects such claim in whole or in part, such Indemnified Party shall be free to pursue such remedies as may be available to such Party as contemplated by this Agreement.

(b)

In the event of payment by or on behalf of any Indemnifying Party to any Indemnified Party in connection with any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnified Party as to any events or circumstances in respect of which such Indemnified Party may have any right, defense or claim relating to such Third-Party Claim against any claimant or plaintiff asserting such Third-Party Claim or against any other Person. Such Indemnified Party shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

(c)

In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnified Party or Indemnifying Party shall so request, the Parties shall endeavor to substitute the Indemnifying Party for the named defendant, if at all practicable. If such substitution or addition cannot be achieved for any reason or is not requested, the named defendant shall allow the Indemnifying Party to manage the Action as set forth in this Article IV.

Section 4.7

Contribution.  In the event that the foregoing indemnity is unavailable to either Party for any reason, the Party from whom such indemnity is sought agrees to contribute, in accordance with this Section 4.7, to any Losses incurred in connection with the transaction or transactions for which such indemnity is sought. For such Losses referred to in Section 4.2 or Section 4.3, as the case may be, the Party from which indemnity is sought shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the respective Parties. For any other Losses, and if the allocation provided by the immediately preceding sentence is unavailable for any reason, the Party from which indemnity is sought shall contribute in such proportion as is appropriate to reflect not only such relative benefit but also the relative fault of the Party from which indemnity is sought in connection with the statements, omissions or other conduct which resulted in such Losses, as well as any other relevant equitable considerations. The Parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

Section 4.8

Survival of Indemnities.  The rights and obligations of each of Games and Lottery and their respective Indemnified Parties under this Article IV shall survive the sale or other transfer by any Party of any of its Assets or Businesses or the assignment by it of any Liabilities.

Section 4.9

Remedies Cumulative.  The remedies provided in this Article IV shall be cumulative and shall not preclude assertion by any Indemnified Party of any other rights or the seeking of any and all other remedies against any Indemnifying Party; provided, that the procedures set forth in this Article IV shall be the exclusive procedures governing any indemnity action brought under this Agreement.

Section 4.10

Ancillary Agreements.  Notwithstanding anything in this Agreement to the contrary, to the extent any Ancillary Agreement contains any indemnification obligation or contribution obligation relating to any Games Liability, Games Asset, Lottery Liability or Lottery Asset contributed, assumed, retained, transferred, delivered or conveyed pursuant to such Ancillary Agreement, the indemnification obligations and contribution obligations contained herein shall not apply to such Games Liability, Games Asset, Lottery Liability or Lottery Asset and instead the indemnification obligations and/or contribution obligations set forth in such Ancillary Agreement shall govern with regard to such Games Asset, Games Liability, Lottery Asset or Lottery Liability.

ARTICLE V
CERTAIN ADDITIONAL COVENANTS

Section 5.1

Consents for Business.  After the Effective Time, each Party shall cause the appropriate members of its respective Group to prepare and file with the appropriate Governmental Authorities applications for the transfer or issuance, as each of the Parties determines is necessary or advisable, to its Group of all material Consents required for the members of its Group to operate its Business. The members of the Lottery Group and the members of the Games Group shall cooperate and use all reasonable efforts to secure the transfer or issuance of such Consents.

Section 5.2

Additional Consents.  In addition to the actions described in Section 5.1, the members of the Games Group and the members of the Lottery Group shall cooperate to make all other filings and to give notice to and obtain any Consent required or advisable to consummate the transactions that are contemplated to occur from and after the Effective Time by this Agreement and the Ancillary Agreements.

Section 5.3

Further Assurances.

(a)

Each of the Parties shall use its reasonable best efforts, on and after the Distribution Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable Laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements.

(b)

Without limiting the foregoing, on and after the Distribution Date, each Party shall cooperate with the other Party, and without any further consideration, but at the expense of the requesting Party, to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all Consents, under any permit, license, agreement, indenture or other instrument, and to take all such other actions as either Party may request to take by any other Party from time to time, consistent with the terms of this Agreement and the Ancillary Agreements, in order to effectuate the provisions and purposes of this Agreement and the Ancillary Agreements and, to the extent necessary, (i) the transfer of any Lottery Asset from any member of the Games Group to any member of the Lottery Group and the assignment and assumption of any Lottery Liability by any member of the Lottery Group and (ii) the transfer of any Games Asset from any member of the Lottery Group to any member of the Games Group and the assignment and assumption of any Games Liability by any member of the Games Group, and the other transactions contemplated hereby and thereby; provided that neither Party shall be obligated to make any payment, incur any obligation or grant any concession, other than the payment of ordinary and customary fees to Governmental Authorities.

(c)

Games and Lottery, in their respective capacities as direct and indirect stockholders of their respective Subsidiaries, shall each properly ratify any actions that are reasonably necessary or desirable to be taken by Games and Lottery, or any of their respective Subsidiaries, as the case may be, to effectuate the transactions contemplated by this Agreement and any Ancillary Agreements.

(d)

Each of the Parties shall, and shall cause each of the members of their respective Groups, at the request of the other, to use its reasonable best efforts to obtain, or cause to be obtained, any Consent, substitution or amendment required to novate (including with respect to any federal government contract) or assign all obligations under agreements, leases, licenses and other obligations or Liabilities of any nature whatsoever that constitute Lottery Liabilities or Games Liabilities, as the case may be, or to obtain in writing the unconditional release of all parties to such arrangements other than any member of either the Lottery Group or the Games Group, as the case may be, so that, in any such case, such Group will be solely responsible for all such Liabilities.

(e)

In the event that at any time and from time to time (whether prior to, at or after the Effective Time), any member of the Games Group shall receive or otherwise possess any Lottery Asset, Games shall or shall cause such member of the Games Group to promptly transfer such Lottery Asset to Lottery or its Affiliate or designee.

(f)

In the event that at any time and from time to time (whether prior to, at or after the Effective Time), any member of the Lottery Group shall receive or otherwise possess any Games Asset, Lottery shall or shall cause such member of the Lottery Group to promptly transfer such Games Asset to Games or its Affiliate or designee.

Section 5.4

Certain Business Matters.

(a)

Following the Effective Time and except as set forth in any Ancillary Agreement, no member of either Group shall have any duty to refrain from (i) engaging in the same or similar activities or lines of business as any member of the other Group, (ii) conducting its business with any potential or actual supplier or customer of any member of the other Group or (iii) engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual suppliers or customers of any member of the Group.

(b)

Each of Games and Lottery is aware that from time to time certain business opportunities may arise that more than one Group may be financially able to undertake, and that are, from their nature, in the line of more than one Group’s Business and are of practical advantage to more than one Group. In connection therewith, the Parties agree that, following the Effective Time, if either Games or Lottery acquires knowledge of an opportunity that meets the foregoing standard with respect to more than one Group, neither Games nor Lottery shall have any duty to communicate or offer such opportunity to the other and each may pursue or acquire such opportunity for itself, or direct such opportunity to any other Person.

ARTICLE VI
ACCESS TO INFORMATION

Section 6.1

Agreement for Exchange of Information.

(a)

Each of Games and Lottery, on behalf of its respective Group, agrees to provide, or cause to be provided, to the other Party and its auditors, at any time before, on or after the Distribution Date, as soon as reasonably practicable after written request therefor from such other Party, any Information in the possession or under the control of such respective Group (including access to such Group’s accountants, personnel and facilities) that the requesting Party reasonably needs (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities laws) by a Governmental Authority having jurisdiction over the requesting Party (including pursuant to Section 6.1(d)), (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements, or (iii) to comply with its obligations under this Agreement or any Ancillary Agreement; provided, however, that in the event that any Party reasonably determines that any such provision of Information could be commercially detrimental to such Party or any member of its Group, violate any Law or agreement to which such Party or member of its Group is a party, or waive any attorney-client privilege applicable to such Party or member of its Group, the Parties shall provide any such Information and the Parties shall take all reasonable measures to comply with the obligations pursuant to this Section 6.1(a) in a manner that mitigates any such harm or consequence to the extent practicable. Games and Lottery intend that any transfer of Information that would otherwise be within the attorney-client privilege shall not operate as a waiver of any potentially applicable privilege.

(b)

Following the Effective Time each Party shall make its employees and facilities available and accessible during normal business hours and on reasonable prior notice to provide an explanation of any Information provided hereunder.

(c)

Until the end of the first full Games fiscal year occurring after the Distribution Date (and for a reasonable period of time afterwards as required for each Party to prepare consolidated financial statements or complete a financial statement audit for the fiscal year during which the Distribution Date occurs), each Party shall use its reasonable best efforts, consistent with past practice, to enable the other Party to meet its timetable for dissemination of its financial statements and enable such other Party’s auditors to timely complete their annual audit and quarterly financial statements.

(d)

In order to enable the principal executive officer or officers, principal financial officer or officers and controller or controllers of the other Party to make the certifications required of them under SOX §302, within 30 days following the end of any fiscal quarter during which Lottery is a Subsidiary of Games, each Party shall cause its officers or employees to provide the other Party with the certification statements with respect to such quarter or portion thereof of such officers and employees to those officers and employees of the other Party, in substantially the same form and manner as such officers or employees provided such certification statements prior to the Distribution Date, or as otherwise agreed upon between the Parties. Such certification statements shall also reflect any changes in certification statements necessitated by the Separation, Distribution and any other transactions related thereto.

Section 6.2

Ownership of Information.  Any Information owned by one Group that is provided to a requesting Party pursuant to Section 6.1 shall be deemed to remain the property of the providing Party. Unless specifically set forth herein or in any Ancillary Agreement, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

Section 6.3

Compensation for Providing Information.  The Party requesting such Information agrees to reimburse the other Party for the reasonable out-of-pocket costs, if any, of creating, gathering and copying such Information or for providing explanations of Information provided, to the extent that such costs are incurred for the benefit of the requesting Party by or on behalf of such other Party’s Group. Except as may be specifically provided elsewhere in this Agreement or in any other Ancillary Agreement, such costs shall be computed in accordance with the providing Party’s reasonable standard methodology and procedures.

Section 6.4

Record Retention.  Except as otherwise required or agreed in writing, or as otherwise provided in the Tax Allocation Agreement, each Party shall use its reasonable best efforts to retain, in accordance with such Party’s record retention policies in effect from time to time, applicable to such Information, all significant Information in such Party’s possession or under its control relating to the Business, Assets or Liabilities of the other Party, and, for a period of seven years following the Distribution Date, prior to destroying or disposing of any such Information, (a) the Party proposing to dispose of or destroy any such Information shall use its reasonable best efforts to provide no less than 30 days’ prior written notice to the other Party, specifying the Information proposed to be destroyed or disposed of and (b) if, prior to the scheduled date for such destruction or disposal, the other Party requests in writing that any of the Information proposed to be destroyed or disposed of be delivered to such other Party, the Party proposing to dispose of or destroy such Information shall promptly arrange for the delivery of the requested Information to a location specified by, and at the expense of, the requesting Party; provided, however, that in the event that any Party reasonably determines that any such provision of Information could be commercially detrimental to such Party or any member of its Group, violate any Law or agreement to which such Party or member of its Group is a party, or waive any attorney-client privilege applicable to such Party or member of its Group, the Parties shall take all reasonable measures to permit the compliance with the obligations pursuant to this Section 6.4 in a manner that avoids any such harm or consequence. Games and Lottery intend that any transfer of Information that would otherwise be within the attorney-client privilege shall not operate as a waiver of any potentially applicable privilege.

Section 6.5

Limitation of Liability.  Notwithstanding Article IV, no Party shall have any Liability to the other Party in the event that any Information exchanged or provided pursuant to this Agreement that is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate, in the absence of willful misconduct or fraud by the Party providing such Information. No Party shall have any Liability to the other Party if any Information is disposed of or destroyed after using its reasonable best efforts in accordance with the provisions of Section 6.4.

Section 6.6

Other Agreements Providing for Exchange of Information.  The rights and obligations granted under this Article VI are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in any Ancillary Agreement. The provisions of Section 6.1 through Section 6.7 shall not apply to matters governed by the Tax Allocation Agreement.

Section 6.7

Production of Witnesses; Records; Cooperation.

(a)

Except in the case of an Action by one Party against another Party (which shall be governed by such discovery rules as may be applicable thereto), each Party shall use its reasonable best efforts to make available to the other Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such Person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any Action in which the requesting Party may from time to time be involved, regardless of whether such Action is a matter with respect to which indemnification may be sought hereunder. The requesting Party shall bear all reasonable out-of-pocket costs and expenses in connection therewith.

(b)

If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third-Party Claim, the Indemnified Party shall use its reasonable best efforts to make available to the Indemnifying Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such Person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be, and shall otherwise cooperate in such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be.

(c)

Without limiting the foregoing, the Parties shall cooperate and consult, and shall cause each member of its respective Group to cooperate and consult, to the extent reasonably necessary with respect to any Actions and any Related Claims with respect thereto.

(d)

Without limiting any provision of this Section 6.7, each of the Parties agrees to cooperate, and to cause each member of its respective Group to cooperate, at the other Party’s sole cost and expense, with the other Party and each member of its respective Group in the defense of any claim that the Business of the other Party or its Group members infringes upon or misappropriates third Person Intellectual Property and shall not acknowledge or concede, or permit any member of its respective Group to acknowledge or concede (i) that the Business of the other Party or its Group members infringes upon such third Person Intellectual Property (ii) or that such third Person Intellectual Property is valid or enforceable, in a manner that would hamper or undermine the defense of such infringement or misappropriation claim.

(e)

The obligation of the Parties to provide witnesses pursuant to this Section 6.7 is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to provide as witnesses, directors, officers, employees, other personnel and agents (subject to the exception set forth in the first sentence of Section 6.7(a)).

(f)

In connection with any matter contemplated by this Section 6.7, the Parties will enter into a mutually acceptable joint defense agreement so as to maintain to the extent practicable any applicable attorney-client privilege or work product immunity of any member of any Group.

Section 6.8

Confidentiality.

(a)

General.  Each Party acknowledges (i) that such Party has in its possession and in connection with this Agreement and the Ancillary Agreements, such Party will receive Information of the other Party that is not available to the general public, and (ii) that such Information may constitute, contain or include material non-public Information of the other Party. Subject to Section 6.8(c), as of the Distribution Date, Games, on behalf of itself and each of its Affiliates, and Lottery, on behalf of itself and each of its Affiliates, agrees to hold, and to cause its respective directors, officers, employees, agents, third-party contractors, vendors, accountants, counsel and other advisors and representatives to hold, in strict confidence, with at least the same degree of care that such Party applies to its own confidential and proprietary Information pursuant to its applicable policies and procedures in effect as of the Distribution Date, all Information (including Information received and/or obtained pursuant to Section 6.1) concerning the other Party (or its Business) and such other Party’s Affiliates (or their respective Business) that is either in its possession (including Information in its possession prior to the Distribution Date) or furnished by the other Party or the other Party’s Affiliates or their respective directors, officers, employees, agents, third-party contractors, vendors, accountants, counsel and other advisors and representatives at any time pursuant to this Agreement and the Ancillary Agreements, and will not use such Information other than for such purposes as may be expressly permitted hereunder, except, in each case, to the extent that such Information: (i) is or becomes available to the general public, other than as a result of a disclosure by such Party or its Affiliates or any of their respective directors, officers, employees, agents, third-party contractors, vendors, accountants, counsel and other advisors and representatives in breach of this Agreement; (ii) was available to such Party or its Affiliates or becomes available to such Party or its Affiliates, on a non-confidential basis from a source other than the other Party hereto, provided, that, the source of such Information was not bound by a confidentiality obligation with respect to such Information, or otherwise prohibited from transmitting the Information to such Party or its Affiliates by a contractual, legal or fiduciary obligation; or (iii) is independently generated by such Party without use of or reference to any proprietary or confidential Information of the other Party.

(b)

No Release, Compliance with Law, Return or Destruction.  Following the Effective Time, each Party agrees not to release or disclose, or permit to be released or disclosed, any such Information to any other Person, except its directors, officers, employees, agents, third-party contractors, vendors, accountants, counsel, lenders, investors and other advisors and representatives who need to know such Information pursuant to this Agreement or the Ancillary Agreements, and except in compliance with Section 6.8(c). Each Party shall advise its directors, officers, employees, agents, third-party contractors, vendors, accountants, counsel, lenders, investors and other advisors and representatives who have been provided with such Information of such Party’s confidentiality obligations hereunder and that such Information may constitute, contain or include material non-public Information of the other Party. Following the Effective Time, each Party shall, and shall cause, its directors, officers, employees, agents, third-party contractors, vendors, accountants, counsel, lenders, investors and other advisors and representatives who have been provided with such Information to use such Information only in accordance with (i) the terms of this Agreement or the Ancillary Agreements and (ii) applicable Law (including federal and state securities Laws). Following the Effective Time, each Party shall promptly, after receiving a written request of the other Party, return to the other Party all such Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to the other Party that it has destroyed such Information (and such copies thereof and such notes, extracts or summaries based thereon), as directed by the other Party.

(c)

Protective Arrangements.  Notwithstanding anything herein to the contrary, in the event that, following the Effective Time, either Party or any of its directors, officers, employees, agents, third-party contractors, vendors, accountants, counsel, lenders, investors and other advisors and representatives either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable Law or the rules or regulations of a Governmental Authority or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of the other Party that is subject to the confidentiality provisions hereof, such Party shall, if possible, notify the other Party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. In the event that a protective arrangement is not obtained, the Person that received such request (i) may thereafter disclose or provide such Information to the extent required by such Law (as so advised by counsel) or by lawful process or such Governmental Authority, without liability therefor and (ii) shall exercise its reasonable best efforts to have confidential treatment accorded any such Information so furnished.

ARTICLE VII
NO REPRESENTATION OR WARRANTY

Section 7.1

No Representations or Warranties.  Each party, on behalf of itself and all members of its Group, understands and agrees that, except as expressly set forth herein or in any other Ancillary Agreement, (a) no member of the Games Group, the Lottery Group or any other person is, in this Agreement, any Ancillary Agreement or in any other agreement or document, making any representation or warranty of any kind whatsoever, express or implied, to any Party or any member of any Group in any way with respect to any of the transactions contemplated hereby or the Business, Assets, condition or prospects (financial or otherwise) of, or any other matter involving, any Games Assets, any Games Liabilities, the Games Business, any Lottery Assets, any Lottery Liabilities or the Lottery Business, (b) each Party and each member of each Group shall take all of the Assets, the Business and Liabilities transferred to or assumed by it pursuant to this Agreement or any Ancillary Agreement on an “as is, where is” basis, and all implied warranties of merchantability, fitness for a specific purpose or otherwise are hereby expressly disclaimed, and (c) except as set forth in Section 9.1 and in any applicable Ancillary Agreement, none of Games, Lottery or any members of the Games Group or Lottery Group or any other person makes any representation or warranty with respect to the Separation, the Distribution or the entering into of this Agreement or the transactions contemplated hereby and thereby. except as expressly set forth herein or in any other Ancillary Agreement, each Party and each member of each Group shall bear the economic and legal risk that any conveyances of Assets shall prove to be insufficient or that the title of any member of any Group to any Assets shall be other than good and marketable and free from encumbrances.

ARTICLE VIII
TERMINATION

Section 8.1

Termination.  This Agreement may be terminated by Games in its sole discretion at any time prior to the consummation of the Distribution.

Section 8.2

Effect of Termination.  In the event of any termination of this Agreement prior to consummation of the Distribution, neither Party (nor any of its directors or officers shall have any Liability or further obligation to the other Party.

ARTICLE IX
MISCELLANEOUS

Section 9.1

Complete Agreement; Representations.

(a)

This Agreement, together with the exhibits and schedules hereto and the Ancillary Agreements, constitutes the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

(b)

Games represents on behalf of itself and each other member of the Games Group and Lottery represents on behalf of itself and each other member of the Lottery Group as follows:

(i)

each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform each of this Agreement and each other Ancillary Agreement to which it is a party and to consummate the transactions contemplated by such agreements; and

(ii)

this Agreement has been duly executed and delivered by such Person (if such Person is a Party) and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof (assuming the due execution and delivery thereof by the other Party), and each of the other Ancillary Agreements to which it is or will be a party is or will be duly executed and delivered by it and will constitute a valid and binding agreement of it enforceable in accordance with the terms thereof (assuming the due execution and delivery thereof by the other party or parties to such Ancillary Agreements), except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to creditors’ rights generally and by general equitable principles.

Section 9.2

Costs and Expenses.  Except as expressly provided in this Agreement or any Ancillary Agreement, each Party shall bear its respective direct and indirect costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby; provided, that, in the event any such expense constitutes a Reimbursable Expense, the Party that incurred such Reimbursable Expense shall be paid by the other Party (the “Reimbursing Party”) in an amount of cash equal to the Reimbursing Party’s portion of such Reimbursable Expense, as set forth on Schedule 9.2.

Section 9.3

Governing Law.  This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Ohio, without giving effect to the conflicts of laws principles thereof.

Section 9.4

Notices.  All notices, requests, claims, demands and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the Parties at the following addresses or facsimile numbers:

If to Games or any member of the Games Group, to:

Games, Inc.

U.S. Bank Center

Suite 2300

425 Walnut Street

Cincinnati, OH  45202

If to Lottery or any member of the Lottery Group, to:

Lottery Corporation

U.S. Bank Center

Suite 2300

425 Walnut Street

Cincinnati, OH  45202

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this section, be deemed given upon receipt and (iii) if delivered by mail in the manner described above to the address as provided in this section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party.

Section 9.5

Amendment, Modification or Waiver.

(a)

Prior to the Effective Time, this Agreement may be amended, modified, waived, supplemented or superseded, in whole or in part, by Games in its sole discretion by execution of a written amendment delivered to Lottery. Subsequent to the Effective Time, this Agreement may only by an instrument signed by duly authorized signatories of the Parties.

(b)

Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

Section 9.6

No Assignment; Binding Effect; No Third-Party Beneficiaries.

(a)

Neither this Agreement nor any right, interest or obligation hereunder may be assigned by either Party hereto without the prior written consent of the other Party hereto and any attempt to do so will be void, except that each Party hereto may assign any or all of its rights, interests and obligations hereunder to an Affiliate, provided that any such Affiliate agrees in writing to be bound by all of the terms, conditions and provisions contained herein. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

(b)

Except for the provisions of Article IV relating to indemnification, the terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective Affiliates, successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other Person.

Section 9.7

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 9.8

Negotiation.  In the event that any dispute arises between the Parties that cannot be resolved, either Party shall have the right to refer the dispute for resolution to the chief financial officers of the Parties by delivering to the other Party a written notice of such referral (a “Dispute Escalation Notice”). Following receipt of a Dispute Escalation Notice, the chief financial officers of the Parties shall negotiate in good faith to resolve such dispute. In the event that the chief financial officers of the Parties are unable to resolve such dispute within 15 business days after the date of the Dispute Escalation Notice, either Party shall have the right to refer the dispute to the chief executive officers of the Parties, who shall negotiate in good faith to resolve such dispute. In the event that the chief executive officers of the Parties are unable to resolve such dispute within 30 business days after the date of the Dispute Escalation Notice, either Party shall have the right to commence litigation in accordance with Section 9.10 hereof. The Parties agree that all discussions, negotiations and other Information exchanged between the Parties during the foregoing escalation proceedings shall be without prejudice to the legal position of a Party in any subsequent Action.

Section 9.9

Specific Performance.  From and after the Distribution, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement or any Ancillary Agreement, the Parties agree that the Party or Parties to this Agreement or such Ancillary Agreement who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement or such Ancillary Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that, from and after the Distribution, the remedies at law for any breach or threatened breach of this Agreement or any Ancillary Agreement, including monetary damages, are inadequate compensation for any loss, that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 9.10

Ohio Forum.  Subject to the prior exhaustion of the procedures set forth in Section 9.8, each of the Parties agrees that, notwithstanding anything herein, all Actions arising out of or in connection with this Agreement or any Ancillary Agreement (except to the extent any such Ancillary Agreement provides otherwise), or for recognition and enforcement of any judgment arising out of or in connection with the foregoing agreements, shall be tried and determined exclusively in the state or federal courts in the State of Ohio, and each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Parties hereby expressly waives any right it may have to assert, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action or proceeding: (a) any claim that it is not subject to personal jurisdiction in the aforesaid courts for any reason; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts; and (c) any claim that (i) any of the aforesaid courts is an inconvenient or inappropriate forum for such action or proceeding, (ii) venue is not proper in any of the aforesaid courts and (iii) this Agreement or any such Ancillary

Agreement, or the subject matter hereof or thereof, may not be enforced in or by any of the aforesaid courts. Each of the Parties agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.4 or any other manner as may be permitted by Law shall be valid and sufficient service thereof.

Section 9.11

Interpretation; Conflict With Ancillary Agreements.  The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. Except as specifically set forth in each Ancillary Agreement, the provisions of each Ancillary Agreement shall govern in the event of any conflict between any provision of this Agreement and that of the relevant Ancillary Agreement.

Section 9.12

Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

GAMES, INC.

By:  /s/ Roger W. Ach, II

Name:  Roger W. Ach, II

Title:  President and Chief Executive Officer

LOTTERY CORPORATION

By:  /s/ Carol A. Meinhardt

Name:  Carol A. Meinhardt

Title:  President and Chief Executive Officer

EXHIBITS

Exhibit A

Tax Allocation Agreement

Exhibit B

Transition Services Agreement